                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                       AG Partners, LLC

Address:                                    c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue
                                            26th Floor
                                            New York, New York 10167

Date of Event Requiring Statement:          08/11/2020

Name:                                       JAMG LLC

Address:                                    c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue
                                            26th Floor
                                            New York, New York 10167

Date of Event Requiring Statement:          08/11/2020

Name:                                       Michael L. Gordon

Address:                                    c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue
                                            26th Floor
                                            New York, New York 10167

Date of Event Requiring Statement:          08/11/2020

Name:                                       AG Energy Funding, LLC

Address:                                    c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue
                                            26th Floor
                                            New York, New York 10167

Date of Event Requiring Statement:          08/11/2020